AMENDMENT NO.2 TO PARTICIPATION AGREEMENT

This AMENDMENT NO.2 TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of this 1stday ofDecember,2007,byandFIRSTGREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (the "Company"), on its own behalfa nd on behalf of each separate account of the Company (each an "Account") identified in the Participation Agreement (as defined below), VAN KAMPEN LIFE INVESTMENT TRUST (the "Fund"), VAN KAMPEN FUNDS INC. (the "Underwriter"), and VAN KAMPEN ASSET MANAGEMENT (formerly VAN KAMPEN ASSET MANAGEMENT, INC.) (the "Adviser").

WHEREAS, the Company, the Fund, the Underwriter and the Adviser have entered into a Participation Agreement dated as of April 29, 2005, as such agreement may be amended from time to time (the "Participation Agreement" ); and

WHEREAS, the Company, the Fund, the Underwriter, and the Adviser wish to amend the Participation Agreement to add an additional contact.

NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Underwriter, and the Adviser agree to amend the Participation Agreement as follows:

I. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.

1.	Schedule B of the Participation Agreement is unchanged but restated in its entirety in the attached Schedule B.
2.

Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

3.	This Amendment may be amended only by written instrument executed by each party hereto.

5. This Amendment shall be effective as of the date written above.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	2/11/08

VAN KAMPEN LIFE INVESTMENT TRUST

By its authorized officer,

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	CFO and Treasurer

VAN KAMPEN ASSET MANAGEMENT

By its authorized officer,

By:	/s/ Edward Wood
Name:	Edward Wood
Title:	Managing Director

VAN KAMPEN FUNDS INC.

By its authorized officer,

By:	/s/ Andrew Scherer
Name:	Andrew Scherer
Title:	Managing Director

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Contracts	Form Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSourcet")	J444NY

A-I

SCHEDULE B

PORTFOLIOS OF THE VAN KAMPEN LIFE

INVESTMENT TRUST AVAILABLE UNDER THIS AGREEMENT

Comstock Portfolio -Class I Shares Growth & Income Portfolio -Class I Shares

B-1